Exhibit 10.1

Execution

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

among

CHESAPEAKE MLP OPERATING, L.L.C.,

as the Borrower,

CHESAPEAKE MIDSTREAM PARTNERS, L.P.,

as Parent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

THE ROYAL BANK OF SCOTLAND plc,

as Syndication Agent,

BANK OF MONTREAL,

COMPASS BANK AND

THE BANK OF NOVA SCOTIA,

as Co-Documentation Agents

and

The Several Lenders from Time to Time Parties Hereto,

Dated as of June 15, 2012

WELLS FARGO SECURITIES, LLC and RBS SECURITIES INC.,

as Joint Lead Arrangers

and

WELLS FARGO SECURITIES, LLC,

as Sole Book Manager

[SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Amendment”) dated as of June 15, 2012 among CHESAPEAKE MLP OPERATING, L.L.C., a Delaware limited liability company (the “Borrower”), CHESAPEAKE MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (“Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, and the Issuing Lender, and the several banks and other financial institutions or entities from time to time parties to the Existing Credit Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, Parent, Administrative Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of June 10, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 20, 2011 (as amended, the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to the Borrower as therein provided; and

WHEREAS, the Borrower, Parent, Administrative Agent and Lenders desire to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1. Terms Defined in the Existing Credit Agreement . Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2. Other Defined Terms . Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Second Amendment to the Existing Credit Agreement.

“Amendment Documents” means this Amendment and all other documents or instruments delivered in connection herewith or therewith.

“Amendment Effective Date” means the date that the conditions precedent to the effectiveness of this Amendment specified in Section 3.1 have been satisfied.

[SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Initial June 2012 Purchase Agreement” means the Purchase Agreement described in clause (a) of the definition of June 2012 Purchase Agreements.

ARTICLE II.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Section 2.1. Additional Defined Terms . Section 1.1 of the Existing Credit Agreement is amended to add the following definitions in the proper alphabetical order:

““Change of Control”: means the existence of any of the following (a) Designated Holders shall fail to own, directly or indirectly, at least 50% of the voting ownership of the General Partner, or (b) the General Partner shall cease to either be or Control the sole general partner of Parent, or (c) the Borrower shall cease to be a wholly owned Subsidiary of Parent.

“June 2012 Purchase Agreements”: (a) the Purchase Agreement to be executed on or around June 7, 2012 by and among Chesapeake Midstream Holdings, L.L.C., a Delaware limited liability company, GIP II Eagle 1 Holding, L.P., a Delaware limited partnership, GIP II Eagle 2 Holding, L.P., a Delaware limited partnership, and GIP II Eagle 3 Holding, L.P., a Delaware limited partnership, and (b) the Purchase Agreement to be executed on or around June 7, 2012 by and among Chesapeake Midstream Holdings, L.L.C., a Delaware limited liability company, and GIP II Eagle 4 Holding, L.P., a Delaware limited partnership, each in substantially in the form provided to the Administrative Agent.

“June 2012 Documents”: collectively, the June 2012 Purchase Agreements and each of the documents required to be delivered pursuant thereto.”“

Section 2.2. Existing Defined Terms.

(a) The definition of “Chesapeake Energy Designees” in Section 1.1 of the Existing Credit Agreement is hereby deleted in its entirety.

(b) The definition of “Continuing Directors” in Section 1.1 of the Existing Credit Agreement is hereby deleted in its entirety.

(c) The definition of “Designated Holder” in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

““Designated Holder”: means any Person (other than a natural person) which is Controlled or managed by Global Infrastructure Management, L.L.C., Global Infrastructure Investors, Limited, or Global Infrastructure Investors II, LLC.”

[SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

(d) The definition of “L/C Sublimit” in Section 1.1 of the Existing Credit Agreement is hereby amended by replacing “$50,000,000” with “$200,000,000”.

(e) The definition of “Transaction Documents” in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety as follows:

“Transaction Documents”: collectively, the Transaction Agreement, each of the documents required to be delivered pursuant thereto, the June 2012 Documents, and any amendment, supplement, restatement or other modification of any of the foregoing entered into in connection with the June 2012 Documents.

Section 2.3. Modifications of Certain Agreements. Section 7.8 of the Existing Credit Agreement is hereby amended to add the following sentence at the end of such section:

“The foregoing shall not apply to the amendments of (I) that certain Amended and Restated Gas Compressor Master Rental and Servicing Agreement dated December 21, 2010, between Chesapeake MLP Operating, L.L.C. and MidCon Compression, L.L.C., or (II) that certain Gas Compressor Master Rental and Servicing Agreement originally dated January 1, 2011, between MidCon Compression, L.L.C. and Chesapeake Midstream Development, L.P., as partially assigned by Chesapeake Midstream Development, L.P. to Appalachia Midstream Services, L.L.C. effective December 31, 2011, entered into in connection with the June 2012 Documents.”

Section 2.4. Transactions with Affiliates. Section 7.9 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Section 7.9 Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Parent, the Borrower or any Subsidiary Guarantor) unless such transaction (or if a series of transactions, such transactions, taken as a whole) (a) does not otherwise violate the provisions of any Loan Document, and (b) is made upon fair and reasonable terms that are no less favorable to the relevant Group Member than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate, except the foregoing shall not restrict (a) any transaction permitted by Section 7.6 or any Investment permitted by Section 7.7, (b) transactions contemplated by the Parent’s Agreement of Limited Partnership as it exists on the Closing Date, (c) compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the General Partner or any Group Member, (d) transactions approved by the Conflicts Committee of the Board of Directors of the General Partner as contemplated by the Parent’s Agreement of Limited Partnership (or the equivalent successor body to such Conflicts Committee), (e) so long as no Event of Default shall have occurred and be continuing at the time such transaction is entered into, any transaction in the ordinary course of business that does not otherwise violate the provisions of any Loan Document and is not material to the Group Members taken as a whole, or (f) transactions contemplated by the Transaction Documents or Material Agreements.”

[SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

Section 2.5. Change of Control Default. Paragraph (l) of Article 8 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“(l) any Change of Control shall occur; or”

Section 2.6. Certain Defaults. (a) Paragraphs (e), (h) and (i) of Article 8 of the Existing Credit Agreement are hereby amended by replacing “$15,000,000” in each place it appears with “$50,000,000” and (b) paragraph (m) of Article 8 of the Existing Credit Agreement is hereby amended by replacing “$5,000,000” in each place it appears with “$20,000,000”.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1. Amendment Effective Date . This Amendment shall become effective as of the date first above written when and only when:

(a) Administrative Agent shall have received all of the following, at Administrative Agent’s office, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent:

(i) the Amendment executed by the Borrower, Parent, Administrative Agent and Majority Lenders;

(ii) a duly executed Consent and Agreement from Parent and each Subsidiary Guarantor in the form attached hereto;

(iii) a closing certificate of each Loan Party in substantially the form of Exhibit C to the Existing Credit Agreement; and

(iv) such other supporting documents as Administrative Agent may reasonably request.

(b) The initial purchase and sale of interests in Chesapeake Midstream Ventures, L.L.C. shall have been consummated pursuant to the Initial June 2012 Purchase Agreement.

(c) The Borrower shall have paid to the Administrative Agent for the account of each Lender party to this Amendment upon its effectiveness, a fee of 0.05% of such Lender’s Revolving Commitment.

(d) The Borrower shall have paid, in connection with such Loan Documents, all other fees and reimbursements to be paid to Administrative Agent pursuant to any Loan Documents, or otherwise due Administrative Agent and including invoiced fees and disbursements of Administrative Agent’s attorneys.

[SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties of the Borrower and Parent . In order to induce each Lender to enter into this Amendment, the Borrower and Parent represent and warrant to each Lender that:

(a) The representations and warranties contained in Article 4 of the Existing Credit Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except for purposes of this definition, the representations and warranties contained in subsections (a) and (b) of Section 4.1 of the Credit Agreement shall be deemed to refer, at the time of such acquisition, to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.1 of the Credit Agreement.

(b) The Borrower and Parent are duly authorized to execute and deliver this Amendment and the other Amendment Documents and the Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. The Borrower and Parent haves duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of the Borrower hereunder and thereunder.

(c) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

ARTICLE V.

MISCELLANEOUS

Section 5.1. Waiver. The Majority Lenders hereby waive any Event of Default under paragraph (l) of Article 8 of the Existing Credit Agreement as a result of the consummation of the transactions contemplated by the June 2012 Purchase Agreements.

Section 5.2. Ratification of Agreements. The Existing Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Section 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower and Parent herein shall survive the execution and delivery of this

[SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Borrower or any Group Members hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, the Borrower and Parent under this Amendment and under the Credit Agreement.

Section 5.4. Loan Documents. This Amendment and the other Amendment Documents are Loan Documents, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Section 5.5. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

Section 5.6. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

[The remainder of this page has been intentionally left blank.]

[SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CHESAPEAKE MLP OPERATING, L.L.C.

By:	/s/ DAVID C. SHIELS
David C. Shiels
Chief Financial Officer

CHESAPEAKE MIDSTREAM PARTNERS, L.P., a Delaware limited partnership

By:	Chesapeake Midstream GP, L.L.C., its sole general partner

	By:	/s/ DAVID C. SHIELS
David C. Shiels
Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Swing Line Lender, as an Issuing Lender and as a Lender

By:	/s/ COURTNEY KUBESCH
Name:	Courtney Kubesch
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ SANJAY REMOND
Name:	Sanjay Remond
Title:	Authorised Signatory

[SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

BANK OF MONTREAL, as a Lender

By:	/s/ KEVIN UTSEY
Name:	Kevin Utsey
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

COMPASS BANK, as a Lender

By:	/s/ KATHLEEN J. BOWEN
Name:	Kathleen J. Bowen
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ GREG GEORGE
Name:	Greg George
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ RONALD E. MCKAIG
Name:	Ronald E. McKaig
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

BARCLAYS BANK PLC, as a Lender

By:	/s/ SREEDHAR R. KONA
Name:	Sreedhar R. Kona
Title:	Assistant Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ PETER SHEN
Name:	Peter Shen
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender

By:	/s/ JOHN MILLER
Name:	John Miller
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ MICHELLE LATZONI
Name:	Michelle Latzoni
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ SCOTT TAYLOR
Name:	Scott Taylor
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

DNB BANK ASA, GRAND CAYMAN BRANCH, as a Lender

By:	/s/ SANJIV NAYAR
Name:	Sanjiv Nayar
Title:	Senior Vice President

By:	/s/ KJELL TORE EGGE
Name:	Kjell Tore Egge
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

The Bank of Toyko-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ ANDREW ORAM
Name:	Andrew Oram
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ SHAHEEN MALIK
Name:	Shaheen Malik
Title:	Vice President

By:	/s/ MICHAEL SPAIGHT
Name:	Michael Spaight
Title:	Associate

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ MARK LUMPKIN, JR.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

COMERICA BANK, as a Lender

By:	/s/ JOHN S. LESIKAR
Name:	John S. Lesikar
Title:	Assistant Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ MICHEAL GETZ
Name:	Michael Getz
Title:	Vice President

By:	/s/ ERIN MORRISSEY
Name:	Erin Morrissey
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/s/ RICHARD LEONG
Name:	Richard Leong
Title:	Asset Manager

By:	/s/ TALAL M. KAIROUZ
Name:	Talal M. Kairouz
Title:	Senior Asset Manager

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORP., NEW YORK, as a Lender

By:	/s/ SHUJI YABE
Name:	Shuji Yabe
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ TARA R. MCLEAN
Name:	Tara R. McLean
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ SCOTT G. AXELROD
Name:	Scott G. Axelrod
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ DEBBI L. BRITO
Name: Title:	Debbi L. Brito Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]

Second Amendment

CONSENT AND AGREEMENT

Each of the undersigned (in their individual capacity, each a “Guarantor”), hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Amended and Restated Guaranty dated as of June 10, 2011 made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith and (iv) agrees that the Amended and Restated Guaranty and such other Loan Documents shall remain in full force and effect.

CHESAPEAKE MIDSTREAM PARTNERS, L.P., a Delaware limited partnership

By:	Chesapeake Midstream GP, L.L.C., its sole general partner

	By:	/s/ DAVID C. SHIELS
David C. Shiels Chief Financial Officer

APPALACHIA MIDSTREAM SERVICES, L.L.C.

BLUESTEM GAS SERVICES, L.L.C.

CHESAPEAKE MIDSTREAM GAS SERVICES, L.L.C.

OKLAHOMA MIDSTREAM GAS SERVICES, L.L.C.

MAGNOLIA MIDSTREAM GAS SERVICES, L.L.C.

PONDER MIDSTREAM GAS SERVICES, L.L.C.

TEXAS MIDSTREAM GAS SERVICES, L.L.C.

By:	Chesapeake Midstream Operating, L.L.C., sole manager

	By:	/s/ DAVID C. SHIELS
David C. Shiels Chief Financial Officer

[CONSENT AND AGREEMENT TO SECOND AMENDMENT TO CMP A & R CREDIT AGREEMENT]